Provisions	12 Months Ended
Dec. 31, 2025
Other Provisions, Contingent Liabilities, And Contingent Assets [Abstract]
Provisions	Provisions
The movement in provisions for asset retirement obligations and restructuring charges during the years ended December 31, 2025 and 2024 is as follows:

(in millions)	December 31, 2025	December 31, 2024
Beginning balance	$214	$240
Arising/reassessed during the period	(26)	(1)
Accretion cost	4	4
Restructuring charges	—	7
Utilized(1)	(11)	(36)
Released to the consolidated statements of operations	(7)	—
Ending balance	$174	$214
(1)     Includes $7 million and $2 million related to asset retirement obligations and $4 million and $34 million related to restructuring charges for the years ended December 31, 2025 and 2024, respectively.
The Company records a provision for site restoration costs as required by legal and contractual obligations if assessed to be probable that it will incur such costs. The Company has estimated costs based on available information about the extent of restoration work required.
The provision has been calculated using discount rates of 1.47% to 2.21% (2024: 2.00% to 2.67%), which is the risk-free rate in the jurisdiction of the liability. The site restoration costs are expected to be incurred on site abandonment for owned property and on lease expiration for leasehold land. The expected timing of incurring site restoration costs is consistent with the remaining useful lives of the underlying property, plant and equipment.